UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 7, 2022

Innovid Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40048	87-3769599
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Irving Place, 12th Floor
New York, NY 10003
(Address of principal executive offices) (Zip Code)
(212) 966-7555
(Registrant’s telephone number, include area code)
ION ACQUISITION CORP 2 LTD.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTV	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	CTVWS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On February 7, 2022, Innovid Corp., a Delaware corporation (“Innovid”), entered into a Stock Purchase Agreement (the “SPA”) with TV Squared Limited, a private company limited by shares incorporated under the laws of the Scotland (“TV Squared”), the stockholders of TV Squared set forth on Annex I of the SPA (each a “Seller” and collectively, the “Sellers”), Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as security holders representative, pursuant to which Innovid has agreed to acquire all of the equity of TV Squared (the “Acquisition”).

The closing of the Acquisition is expected to occur prior to the close of Innovid’s second fiscal quarter of 2022, subject to the satisfaction of customary closing conditions.

Transaction Consideration

Upon the consummation of the Acquisition, the Sellers will receive an aggregate amount of one Hundred Million Dollars (US$100,000,000), subject to customary adjustments in respect of the cash, indebtedness, net working capital, escrow amounts, transaction expenses and Expense Fund Amounts, as such term is defined in the SPA. In addition, Innovid shall issue to the Sellers 12,500,000 shares of common stock, subject to certain adjustments.

Other Terms of the Transaction

The SPA includes representations, warranties and covenants of a customary nature for a transaction similar to the Acquisition, as well as indemnification obligations, including indemnification obligations of the Sellers to Innovid for the breach of such representations, warranties and covenants. In addition, certain Sellers will be bound by two-year non-solicit and non-competition obligations.

The foregoing description of the SPA does not purport to be complete, and is qualified in its entirety by reference to the full text of the SPA, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The SPA has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about Innovid or TV Squared. The representations, warranties and covenants contained in the SPA were made only for purposes of the SPA as of the specific dates therein, were solely for the benefit of the parties to the SPA, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the SPA instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the SPA and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the SPA, which subsequent information may or may not be fully reflected in Innovid’s public disclosures.

Item 2.02.     Results of Operations and Financial Condition.

On February 7, 2022, Innovid announced preliminary unaudited financial results for the fourth quarter and fiscal year ended December 31, 2021. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Innovid under the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filings.

Item 3.02     Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference.

Under the terms of the SPA, Innovid has agreed to issue 12,500,000 shares of common stock to the Sellers. The issuance and sale will be exempt from registration under the Securities Act, pursuant to Regulation S under the Securities Act or under Section 4(a)(2) of the Securities Act. Each Seller represented to Innovid, among other things, that it is either not a “U.S. Person” (as defined in Rule 902(k) promulgated under the Securities Act) or an “accredited investor” as defined in Rule 501 of the Securities Act and that the common stock is being acquired for investment purposes and not with a view to, or for sale in connection with any distribution thereof. Appropriate legends will be affixed to any certificates evidencing the shares of common stock.

Item 7.01     Regulation FD Disclosure.

On February 7, 2022, Innovid issued a press release announcing the Acquisition. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Innovid under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Acquisition. These forward-looking statements are based on Innovid’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, Innovid’s business and results of operations, risks related to the Acquisition and to the integration of TV Squared, the ongoing COVID-19 pandemic and other important factors discussed under the caption “Risk Factors” in Innovid’s Prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2021 and its other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While Innovid may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing Innovid’s views as of any date subsequent to the date of this Current Report.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
99.1	Press Release of Innovid regarding its preliminary unaudited financial results, dated February 7, 2022
2.1†	Stock Purchase Agreement by and among Innovid Corp., TV Squared Limited, the stockholders of TV Squared Limited, Shareholder Representative Services LLC, dated February 6, 2022
99.2	Press Release of Innovid regarding the Acquisition, dated February 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† The annexes, schedules, and certain exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVID CORP.

Date: February 7, 2022	By:	/s/ Tanya Andreev-Kaspin
	Name:	Tanya Andreev-Kaspin
	Title:	Chief Financial Officer